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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report

                                February 9, 2005

                              ULTRA PETROLEUM CORP.
             (Exact name of registrant as specified in its charter)

    Yukon Territory, Canada              0-29370                   N/A
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
incorporation or organization)           Number)          Identification Number)


        (363 North Sam Houston Pkwy, E., Suite 1200., Houston, TX 77060)

                                 (281-876-0120)

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Item 8.01. Other Events


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 9, 2005                              By: /s/ David Russell
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                                                  David Russell
                                                  Director of Investor Relations